POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas P. Majewski as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, in any and all capacities, to sign any and all registration statements of Eagle Point Credit Company LLC and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Scott W. Appleby
Scott W. Appleby	Director	May 1, 2014

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas P. Majewski as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, in any and all capacities, to sign any and all registration statements of Eagle Point Credit Company LLC and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ James R. Matthews
James R. Matthews	Director	May 1, 2014

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas P. Majewski as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, in any and all capacities, to sign any and all registration statements of Eagle Point Credit Company LLC and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Kevin F. McDonald
Kevin F. McDonald	Director	May 1, 2014

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas P. Majewski as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, in any and all capacities, to sign any and all registration statements of Eagle Point Credit Company LLC and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Paul E. Tramontano
Paul E. Tramontano	Director	May 1, 2014

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas P. Majewski as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, in any and all capacities, to sign any and all registration statements of Eagle Point Credit Company LLC and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Jeffrey L. Weiss
Jeffrey L. Weiss	Director	May 1, 2014

POWER OF ATTORNEY